Exhibit 13.1

Certification Required by Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Dov Moran, as Chief Executive Officer of M-Systems Flash Disk Pioneers Ltd. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Annual Report on Form 20-F/A of the Company for the fiscal year ended December 31, 2002 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 26, 2004

By: /s/ Dov Moran

Dov Moran, President and Chief Executive Officer

M-Systems Flash Disk Pioneers Limited

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Exhibit 13.2

Certification Required by Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Ronit Maor, as Chief Financial Officer of M-Systems Flash Disk Pioneers Ltd. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Annual Report on Form 20-F/A of the Company for the fiscal year ended December 31, 2002 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 26, 2004

By: /s/ Ronit Maor

Ronit Maor, Chief Financial Officer

M-Systems Flash Disk Pioneers Limited

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